Q4 2023 Investor Presentation

Certain comments in this presentation contain certain forward looking statements (as defined in the Securities Exchange Act of 1934 and the regulations thereunder). Forward looking statements are not historical facts but instead represent only the beliefs, expectations or opinions of Home Bancorp, Inc. and its management regarding future events, many of which, by their nature, are inherently uncertain. Forward looking statements may be identified by the use of such words as: “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, or words of similar meaning, or future or conditional terms such as “will”, “would”, “should”, “could”, “may”, “likely”, “probably”, or “possibly.” Forward looking statements include, but are not limited to, financial projections and estimates and their underlying assumptions; statements regarding plans, objectives and expectations with respect to future operations, products and services; and statements regarding future performance. Such statements are subject to certain risks, uncertainties and assumption, many of which are difficult to predict and generally are beyond the control of Home Bancorp, Inc. and its management, that could cause actual results to differ materially from those expressed in, or implied or projected by, forward looking statements. The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward looking statements: (1) economic and competitive conditions which could affect the volume of loan originations, deposit flows and real estate values; (2) the levels of noninterest income and expense and the amount of loan losses; (3) competitive pressure among depository institutions increasing significantly; (4) changes in the interest rate environment causing reduced interest margins; (5) general economic conditions, either nationally or in the markets in which Home Bancorp, Inc. is or will be doing business, being less favorable than expected; (6) political and social unrest, including acts of war or terrorism; (7) we may not fully realize all the benefits we anticipated in connection with our acquisitions of other institutions or our assumptions made in connection therewith may prove to be inaccurate; (8) the COVID-19 pandemic; (9) cyber incidents or other failures, disruptions or security beaches; or (10) legislation or changes in regulatory requirements adversely affecting the business of Home Bancorp, Inc. Home Bancorp, Inc. undertakes no obligation to update these forward looking statements to reflect events or circumstances that occur after the date on which such statements were made. As used in this report, unless the context otherwise requires, the terms “we,” “our,” “us,” or the “Company” refer to Home Bancorp, Inc. and the term the “Bank” refers to Home Bank, N.A., a national bank and wholly owned subsidiary of the Company. In addition, unless the context otherwise requires, references to the operations of the Company include the operations of the Bank. For a more detailed description of the factors that may affect Home Bancorp’s operating results or the outcomes described in these forward-looking statements, we refer you to our filings with the Securities and Exchange Commission, including our annual report on Form 10-K for the year ended December 31, 2022. Home Bancorp assumes no obligation to update the forward-looking statements made during this presentation. For more information, please visit our website www.home24bank.com. Non-GAAP Information This presentation contains financial information determined by methods other than in accordance with generally accepted accounting principles (“GAAP”). The Company's management uses this non-GAAP financial information in its analysis of the Company's performance. In this presentation, information is included which excludes acquired loans, intangible assets, impact of the gain (loss) on the sale of a banking center, the impact of merger-related expenses and one-time tax effects. Management believes the presentation of this non-GAAP financial information provides useful information that is helpful to a full understanding of the Company’s financial position and core operating results. This non-GAAP financial information should not be viewed as a substitute for financial information determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP financial information presented by other companies. | 2 Forward-Looking Statements

Headquarters: Lafayette, LA Ticker: HBCP (NASDAQ) History: • Founded in 1908 • IPO completed October 2008 • Six acquisitions completed since 2010 • 42 locations across Southern Louisiana, Western Mississippi and Houston Highlights: • Total Assets: $3.3 billion at December 31, 2023 • Market Cap: $329 million at January 19, 2024 • Ownership (S&P Global as of January 19, 2024) • Institutional: 41% • Insider/ESOP: 14% | 3 Our Company Total Assets $3.3B Total Loans $2.6B Total Deposits $2.7B

Our Markets | 4

Quarterly Financial Highlights 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 4Q 2023 Profitability Net income $ 10,434 $ 10,776 $ 11,320 $ 9,781 $ 9,754 $ 9,385 Diluted EPS 1.28 1.32 1.39 1.21 1.22 1.17 ROA 1.27% 1.35% 1.43% 1.21% 1.18% 1.13 % ROE 12.4 13.2 13.5 11.3 11.0 10.6 ROATCE(1) 17.3 18.8 18.8 15.5 15.2 14.5 Efficiency ratio 58.5 57.8 57.1 62.1 62.9 62.9 Provision for loan losses $ 1,696 $ 1,987 $ 814 $ 511 $ 351 $ 665 Core pre-provision net income(1) 11,507 11,941 11,559 10,084 9,820 9,846 Balance Sheet Assets $ 3,167,666 $ 3,228,280 $ 3,266,970 $ 3,290,153 $ 3,317,729 $ 3,320,122 Loans 2,303,279 2,430,750 2,466,392 2,510,759 2,569,094 2,581,638 Cash and cash equivalents 150,556 87,401 107,171 96,873 84,520 75,831 Allowance for loan losses (27,351) (29,299) (30,118) (30,639) (31,123) (31,537) Total deposits 2,738,424 2,633,181 2,557,744 2,551,718 2,597,484 2,670,624 TCE Ratio 7.4% 7.7% 8.1% 8.1% 8.0% 8.7 % Loan/Deposit 84.1% 92.3% 96.4% 98.4% 98.9% 96.7 % Per Share Data Share price $ 38.99 $ 40.03 $ 33.03 $ 33.21 $ 31.87 $ 42.01 Book value 38.27 39.82 41.66 42.22 42.30 45.04 Tangible book value(1) 27.66 29.20 31.09 31.59 31.67 34.45 Price / tangible book value per share 141% 137% 106% 105% 101% 122 % Dividend paid $ 0.23 $ 0.24 $ 0.25 $ 0.25 $ 0.25 $ 0.25 (1) See appendix for reconciliation of Non-GAAP items. | 5 (dollars in thousands, except per share data)

H om e B an k To ta l A ss et s ($ in m illi on s) 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 500 1,000 1,500 2,000 2,500 3,000 3,500 Acquired Bank Date Assets ($ in MM) (at completion) % of TBV (at announcement) # of Branches Consideration Statewide Bank March 2010 $199 FDIC-assisted 6 All Cash Guaranty Savings Bank July 2011 $257 95% 5 All Cash Britton & Koontz Bank February 2014 $301 90% 8 All Cash Bank of New Orleans September 2015 $346 126% 4 All Cash St. Martin Bank & Trust December 2017 $597 183% 12 ~80% Stock, 20% Cash(1) Texan Bank March 2022 $416 144% 5 All Cash (1) Cash was comprised of an aggregate $19.5 million special cash distribution paid by St. Martin Bancshares to its shareholders. Statewide Bank Guaranty Savings Bank Britton & Koontz Bank Bank of New Orleans St. Martin Bank & Trust CAGR = 13.0% as of December 31, 2023 | 6 Asset Growth Texan Bank

($ in millions) $9.9 $12.6 $16.0 $16.8 $31.6 $27.9 $24.8 $48.6 $34.1 $40.2 Q1 Q2 Q3 Q4 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 $0 $10 $20 $30 $40 $50 $60 Net Income $1.42 $1.79 $2.25 $2.28 $3.40 $3.05 $2.85 $5.77 $4.16 $4.99 Q1 Q2 Q3 Q4 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 $7.00 Diluted EPS Earnings | 7

Profitability 1.46 1.27 0.99 1.76 1.07 1.23 1.53 1.32 1.12 1.04 1.25 1.27 GAAP Core pre-provision earnings 2018 2019 2020 2021 2022 2023 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% 1.4% 1.6% 1.8% 2.0% Return on Average Assets 10.9 9.0 7.8 14.4 10.2 11.6 11.4 9.3 8.9 8.5 11.8 11.9 GAAP Core pre-provision earnings 2018 2019 2020 2021 2022 2023 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% Return on Average Equity 14.8 11.8 10.2 18.0 13.9 16.0 14.9 11.8 11.1 10.5 15.6 15.9 ROATCE Core pre-provision earnings 2018 2019 2020 2021 2022 2023 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% Return on Tangible Common Equity 60.0 63.3 59.1 57.1 62.1 61.2 59.6 63.5 63.8 64.8 61.2 61.3 GAAP Core pre-provision earnings 2018 2019 2020 2021 2022 2023 50.0% 55.0% 60.0% 65.0% 70.0% Efficiency Ratio (1) See appendix for reconciliation of Non-GAAP items. (1) | 8

Lo an B al an ce O ut st an di ng ($ in m ill io ns ) Originated Acquired PPP Loans 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 — 500 1,000 1,500 2,000 2,500 3,000 CAGR Excluding PPP Loans: Total Loan CAGR = 15% Originated Loan CAGR = 13% Organic Loan Growth (excludes acquisition accounting & unearned income) | 9

Loan Portfolio (as of December 31, 2023) CRE, 46% 1-4 Mortgage, 17% C&I, 16% C&D, 13% Multifamily, 4% Home Equity, 3% Consumer, 1% Composition Market Diversification Acadiana, 30% New Orleans, 27%Houston, 17% Northshore 14% Baton Rouge, 10% MS, 2% CRE Loan Portfolio • Owner Occupied - 52% • Non-owner Occupied - 48% 2023 growth rate - 6% • Total loans - $2.6 billion • Houston market - 19% growth rate for 2023 | 10

Non-Owner Occupied CRE (as of December 31, 2023) | 11 • Average Balance $853K • Approximately 22% of total loans • $1.5 million or 0.26% of the N.O.O. portfolio is nonaccrual Retail - Multi-Tenant, 25% Hotel, 20% Office, 14% Other, 9% Warehouse/Industrial, 9% Mixed Use, 7% Retail - Single Tenant, 5% Other Specialty Use, 4% Medical Office, 3% Healthcare, 2% Restaurant/Bar, 2% Office Exposure Zero nonaccrual and criticized loans in office exposure Office Loans Total $79.7 million or 3.1% of total loans Average Office Loan Balance $1.2 million Geographic Exposure 45% 33% 8% 7% 7% Houston Baton Rouge Acadiana Northshore New Orleans

C&D Portfolio (as of December 31, 2023) Lots, Development and Unimproved Land, 24% 1-4 Family Construction, 29% Commercial Construction, 47% Composition | 12 Historic Charge-off (Recovery Rate) Charge-off (recovery) 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 (0.25)% —% 0.25% 0.50% 0.75% 1.00% Total Balance $340.7 million Average Balance $520.0K $659K net charge-offs since 2009 0.35% on Nonaccrual or $1.2 million

($ in m illi on s) $1.4 $3.8 $3.7 $(0.7) $2.3 $(0.1) $21.1 $29.3 $31.5 Dec 2021 Allowance for Texan Bank Acquired PCD Loans Provision for Texan Loan Portfolio Organic Provision Net Charge- offs Dec 2022 Organic Provision Net Charge- offs Dec 2023 $0 $10 $20 $30 $40 2022 (dollars in thousands) 12/31/2022 3/31/2023 6/30/2023 9/30/2023 12/31/2023 Total Loans $ 2,430,750 $ 2,466,392 $ 2,510,759 $ 2,569,094 $ 2,581,638 Total nonaccrual loans 10,513 11,232 12,170 11,906 8,814 Total special mention loans 7,083 9,778 9,511 9,046 7,928 Total substandard loans 21,526 23,519 27,252 31,046 28,168 Total criticized loans $ 28,609 $ 33,297 $ 36,763 $ 40,092 $ 36,096 Nonaccrual loans / Total loans 0.43% 0.46% 0.48% 0.46% 0.34 % Criticized loans / Total loans 1.18% 1.35% 1.46% 1.56% 1.40 % ALL / Total Loans 1.21% 1.22% 1.22% 1.21% 1.22% 20232021 Changes in ALL | 13

1.16 1.21 1.30 0.77 0.49 0.34 0.31 1.01 0.72 0.75 0.40 0.28 0.14 0.20 NPAs / Total Assets Originated NPAs / Total Assets 2017 2018 2019 2020 2021 2022 2023 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% 1.4% 1.6% NPAs / Assets title 0.00 0.15 0.09 0.12 0.09 0.03 0.00 2017 2018 2019 2020 2021 2022 2023 0.00% 0.05% 0.10% 0.15% 0.20% Net Charge-offs / YTD Average Loans 57 63 63 165 146 267 304 ALL / NPAs 2017 2018 2019 2020 2021 2022 2023 0% 50% 100% 150% 200% 250% 300% ALL / NPAs 1.74 1.94 1.73 1.03 0.83 0.41 0.52 0.82 0.87 1.32 0.74 0.57 0.32 0.36 Past Due Loans / Loans Originated Past Due / Originated Loans 2017 2018 2019 2020 2021 2022 2023 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% Loans Past Due Credit Quality Trends | 14

Investment Portfolio | 15 (dollars in millions) Book Value Gain/(loss) Eff. Duration MBS $219 $(23) 4.7 CMBS 158 (10) 3.1 Muni 55 (7) 6.4 CMO 20 (1) 3.7 Agency 19 (1) 3.1 Corp 7 (1) 1.9 Total $478 $(43) 4.2 10 Year Investment Cash Flow 8% 20% 36% 52% 64% 72% 78% 83% 87% 90% Expected Principal Cash Flows (dollars in thousands Percentage of Cash Flows FYE 2024 FYE 2025 FYE 2026 FYE 2027 FYE 2028 FYE 2029 FYE 2030 FYE 2031 FYE 2032 FYE 2033 $— $10,000.00 $20,000.00 $30,000.00 $40,000.00 $50,000.00 $60,000.00 $70,000.00 $80,000.00 $90,000.00 —% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% MBS 46% CMBS 33% Muni 12% CMO 4% Agency 4% Corp 2% 13% of total assets 2.4% Q4 yield $43.4 million loss approximately 9.1% of book value 99.8% AFS $20.0 million MV increased in Q4 $13.1 million declined in book value QoQ

Acadiana 54% New Orleans 14% Houston 11% Northshore 10% Mississippi, 7% Baton Rouge, 4% $ in m illi on s 25% 24% 28% 30% 34% 28% 27% 28% 29% 31% 25% 24% 20% 22% 17% 13% 13% 24% 17% 15% 15% 15% 16% 15% 11% 11% 11% 11% 12% 9% Demand deposits NOW Certificates of deposit Money Market Savings Balance 2018 2019 2020 2021 2022 2023 $1,600 $2,000 $2,400 $2,800 Change (dollars in thousands) 12/31/2022 9/30/2023 12/31/2023 QoQ YoY Demand Deposits $ 904,301 $ 785,448 $ 744,424 $ (41,024) $ (159,877) Savings 305,871 246,402 231,624 (14,778) (74,247) Money Market 423,990 392,174 408,024 15,850 (15,966) NOW 663,574 617,003 641,818 24,815 (21,756) CDs 335,445 556,457 644,734 88,277 309,289 Total Deposits $ 2,633,181 $ 2,597,484 $ 2,670,624 $ 73,140 $ 37,443 Deposits (as of December 31, 2023) | 16 $32,495 Average deposit size 28% Non-interest bearing deposit composition

Deposits (as of December 31, 2023) | 17 Retail Business Public Broker Total FDIC Insured 46% 18% —% —% 64% Uninsured (1) 7 15 — — 22 Reciprocal — 5 — — 5 Public Funds — — 7 — 7 Brokered Deposits — — — 2 2 Total 53% 38% 7% 2% 100% Cost of Deposits 0.15 0.17 0.23 0.41 0.62 0.93 1.20 1.42 0.46 0.42 0.42 0.57 1.38 2.49 3.40 4.01 0.20 0.22 0.27 0.44 0.77 1.30 1.84 2.24 Non-maturity deposits Certificates of deposit Total interest-bearing deposits 1Q 2022 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 4Q 2023 — 0.25 0.50 0.75 1.00 1.25 1.50 1.75 2.00 2.25 2.50 2.75 3.00 3.25 3.50 3.75 4.00 4.25 (1) Excluding internal accounts, over FDIC limit and not collateralized (2) Total primary funding sources covering uninsured deposits. Funding Availability (in thousands) Q4 2023 FHLB availability $ 1,020,494 FRB - Bank Term Funding Program 103,368 Unencumbered investments (book) 70,467 FRB discount window 500 Total primary funding sources $ 1,194,829 Fed fund lines 55,000 Total primary and secondary liquidity $ 1,249,829 Uninsured Deposits(1) Approximately $587 million or 22% of total deposits Coverage of Uninsured Deposits(2) 203%

3.39 3.76 4.11 4.38 4.18 3.94 3.75 3.69 3.71 3.66 3.70 NIM 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 2Q 23 3Q 23 4Q 23 Oct- 23 Nov- 23 Dec- 23 3.60% 4.00% 4.40% 4.80% NIM (TE) 4.88 4.94 5.17 5.43 5.67 5.82 5.95 6.08 Loan Yield 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 2Q 23 3Q 23 4Q 23 4.50% 5.00% 5.50% 6.00% 6.50% Yield on Loans 0.24 0.25 0.46 0.70 1.33 1.91 2.37 2.62 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 2Q 23 3Q 23 4Q 23 0.0% 1.0% 2.0% 3.0% Cost of Interest-Bearing Liabilities Yields | 18 Short-term FHLB advances at December 31, 2023 was $150 million with an average cost of 5.41%. These advances were partially paid off in January utilizing the BTFP. NIM 3.69% for the quarter ended December 2023 1.58% Cost of total deposits for the quarter ended December 2023 Quarter Month

Rate Shock 1 Year % Change in NII -200 (3.9)% -100 (1.8)% +100 1.1% +200 1.9% % of assets 2019 2022 2023 Cash 2% 3% 2% Investments 12% 15% 13% Loans, excluding PPP 78% 75% 78% Other Assets 8% 7% 7% NMD - noninterest-bearing 20% 28% 22% NMD - interest-bearing 45% 43% 39% CDs 18% 10% 19% Total Deposits 83% 82% 80% Advances 2% 5% 6% Subordinated Debt —% 2% 2% Other 1% 1% 1% Equity 14% 10% 11% Loan portfolio effective duration ~ 2.4 (based on management estimates) Cost of 2Q2016 - 3Q2019 3Q2019 - 1Q2022 1Q 2022 - 4Q2023 Interest-bearing deposits 36% 40% 39% Total deposits 27% 31% 27% Interest-bearing liabilities 33% 40% 45% Funding earning assets 23% 29% 31% Interest Rate Risk Forecasted Change in NII Liability Betas Historical Funding Betas Balance Sheet Composition | 19 Fed Funds Effective Cost of Deposits Cost of Funding Earning Assets Q2- 16 Q3- 16 Q4- 16 Q1- 17 Q2- 17 Q3- 17 Q4- 17 Q1- 18 Q2- 18 Q3- 18 Q4- 18 Q1- 19 Q2- 19 Q3- 19 Q4- 19 Q1- 20 Q2- 20 Q3- 20 Q4- 20 Q1- 21 Q2- 21 Q3- 21 Q4- 21 Q1- 22 Q2- 22 Q3- 22 Q4- 22 Q1- 23 Q2- 23 Q3- 23 Q4- 23 —% 1.00% 2.00% 3.00% 4.00% 5.00% Investment Portfolio effective duration = 4.2 34% of loan portfolio is variable

0.62 0.62 0.62 0.57 0.54 0.44 0.46 2017 2018 2019 2020 2021 2022 2023 0.40% 0.45% 0.50% 0.55% 0.60% 0.65% Noninterest Income(1) / Assets 2.79 2.83 2.87 2.53 2.41 2.51 2.54 2017 2018 2019 2020 2021 2022 2023 2.00% 2.50% 3.00% 3.50% Noninterest Expense(1) / Assets (1) Excludes non-core items. See appendix for reconciliation of non-GAAP items. (dollars in thousands) 4Q 2022 1Q 2023 2Q 2023 3Q 2023 4Q 2023 Service fees and charges $ 1,198 $ 1,250 $ 1,230 $ 1,277 $ 1,235 Bank card fees 1,566 1,787 1,715 1,903 1,646 Gain on sale of loans 22 57 26 687 46 Loss on sale of securities, net — (249) — — — Loss on sale of assets, net 9 (17) (3) — (7) Other 544 483 480 532 558 Total noninterest income $ 3,339 $ 3,311 $ 3,448 $ 4,399 $ 3,478 Noninterest income less loss on sale of securities and assets $ 3,330 $ 3,577 $ 3,451 $ 4,399 $ 3,485 (dollars in thousands) 4Q 2022 1Q 2023 2Q 2023 3Q 2023 4Q 2023 Compensation $ 12,880 $ 12,439 $ 12,601 $ 12,492 $ 11,401 Data processing 2,295 2,321 2,132 2,496 2,423 Occupancy 2,261 2,350 2,447 2,410 2,467 Provision for unfunded (170) 210 151 — 140 Other 3,915 2,620 3,628 3,940 4,173 Total noninterest expense $ 21,181 $ 19,940 $ 20,959 $ 21,338 $ 20,604 Foreclosed asset recovery — (739) — — — Noninterest expense excl. provision for unfunded and merger expenses $ 21,351 $ 20,469 $ 20,808 $ 21,338 $ 20,464 Noninterest Income & Expense | 20

$0.41 $0.55 $0.71 $0.84 $0.88 $0.91 $0.93 $1.00 Q1 Q2 Q3 Q4 2016 2017 2018 2019 2020 2021 2022 2023 $0.00 $0.50 $1.00 $1.50 Dividends Per Share 25.16 27.22 29.60 34.00 29.57 29.20 34.4525.39 27.15 29.00 33.92 31.16 33.95 38.30 Tangible book value Tangible book value excluding AOCI 2018 2019 2020 2021 March 2022 2022 2023 $20 $25 $30 $35 $40 Tangible Book Value Share Repurchase Activity Year # Shares Average Price Cash Utilized 2018 30,887 $ 38.66 $ 1,194,061 2019 419,498 36.82 15,444,895 2020 530,504 26.41 14,011,605 2021 246,012 36.18 8,900,409 2022 288,350 39.30 11,333,399 2023 164,272 32.01 5,257,822 2024 (as of 01/19/2024) — — — Total 1,679,523 $ 33.43 $ 56,142,191 Capital | 21 ~ 436,446 shares remaining in current plans as of January 19, 2024 New Share Repurchase Plan approved 405,000 13% Shares repurchased since 2017 8.6% CAGR TBV / share, excluding AOCI since 2018 Cash acquisition - Texan Bank Cash dividend of $0.25 per share payable on February 16, 2024

9.7 9.8 10.4 10.7 10.8 10.7 11.0 13.9 14.7 12.4 12.8 12.8 12.5 13.0 15.2 15.9 13.6 14.0 14.1 13.7 14.2 Tier 1 leverage capital Common equity tier 1 Total risk-based capital 2020 2021 2022 1Q 2023 2Q 2023 3Q 2023 4Q 2023 0% 5% 10% 15% 20% Capital Ratios (Bank only) Capital | 22 Home Bank, N.A. Home Bancorp, Inc. As Reported Including AOCI Losses (1) As Reported Including AOCI Losses (1) Common Equity Tier 1 capital 13.0% 11.8% 11.5% 10.3% Tier 1 risk based capital 13.0% 11.8% 11.5% 10.3% Total risk based capital 14.2% 13.1% 14.7% 13.6% Tier 1 leverage capital 11.0% 10.0% 9.7% 8.8% (1) Assumes AOCI adjustments related to market valuations on securities and interest rate derivatives are included for regulatory capital calculations. Regulatory Capital and Adjusted Capital as of 12/31/2023

Investment Perspective | 23

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3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 4Q 2023 Total shareholders' equity $ 316,656 $ 329,954 $ 345,100 $ 346,117 $ 345,332 $ 367,444 Less: intangible assets 87,839 87,973 87,527 87,138 86,749 86,372 Non-GAAP tangible shareholders' equity $ 228,817 $ 241,981 $ 257,573 $ 258,979 $ 258,583 $ 281,072 Reported net income $ 10,434 $ 10,776 $ 11,320 $ 9,781 $ 9,754 $ 9,385 Add: amortization CDI, net tax 358 350 352 307 307 298 Non-GAAP tangible net income $ 10,792 $ 11,126 $ 11,672 $ 10,088 $ 10,061 $ 9,683 Return on average equity 12.4% 13.2% 13.5% 11.3% 11.0% 10.6 % Add: intangible assets 4.9 5.6 5.3 4.2 4.2 3.9 Non-GAAP return on tangible common equity 17.3% 18.8% 18.8% 15.5% 15.2% 14.5 % Book value per share $ 38.27 $ 39.82 $ 41.66 $ 42.22 $ 42.30 $ 45.04 Less: intangible assets 10.61 10.62 10.57 10.63 10.63 10.59 Non-GAAP tangible book value per share $ 27.66 $ 29.20 $ 31.09 $ 31.59 $ 31.67 $ 34.45 Reported net income $ 10,434 $ 10,776 $ 11,320 $ 9,781 $ 9,754 $ 9,385 Less: PPP loan income 132 26 26 24 23 22 Less: gain (loss) on sale of assets 18 9 (17) (3) — (7) Less: gain(loss) on sale of securities — — (249) — — — Less: loan discount accretion 847 750 668 647 634 583 Add: provision for loan losses 1,696 1,987 814 511 351 665 Add: provision (reversal) for credit losses on unfunded commitments 146 (170) 210 151 — 140 Add: CDI amortization 453 443 446 389 389 377 Add: One-time recovery of foreclosed asset — — (739) — — — Add: merger-related expenses 60 — — — — — Total non-core items, net of taxes $ 1,073 $ 1,165 $ 239 $ 303 $ 66 $ 461 Core pre-provision net income (1) $ 11,507 $ 11,941 $ 11,559 $ 10,084 $ 9,820 $ 9,846 Appendix (non-GAAP reconciliation) | 25 (dollars in thousands, except per share data)

2018 2019 2020 2021 2022 2023 Total shareholders' equity $ 304,040 $ 316,329 $ 321,842 $ 351,903 $ 329,954 $ 367,444 Less: intangible assets 66,055 64,472 63,112 61,949 87,973 86,372 Non-GAAP tangible shareholders' equity $ 237,985 $ 251,857 $ 258,730 $ 289,954 $ 241,981 $ 281,072 Reported net income $ 31,590 $ 27,932 $ 24,765 $ 48,621 $ 34,072 $ 40,240 Add: amortization CDI, net tax 1,458 1,251 1,074 919 1,266 1,264 Non-GAAP tangible income $ 33,048 $ 29,183 $ 25,839 $ 49,540 $ 35,338 $ 41,504 Return on average equity 10.9% 9.0% 7.8% 14.4% 10.2% 11.6 % Add: intangible assets 3.9 2.8 2.4 3.6 3.7 4.4 Non-GAAP return on tangible common equity 14.8% 11.8% 10.2% 18.0% 13.9% 16.0 % Originated loans $ 1,095,160 $ 1,251,201 $ 1,625,139 $ 1,593,769 $ 1,961,425 $ 2,169,500 Acquired loans 554,594 463,160 354,815 246,324 469,325 412,138 Total loans $ 1,649,754 $ 1,714,361 $ 1,979,954 $ 1,840,093 $ 2,430,750 $ 2,581,638 Originated NPAs $ 15,526 $ 16,421 $ 10,353 $ 8,348 $ 4,489 $ 6,518 Acquired NPAs 10,444 12,121 9,628 6,116 6,487 3,871 Total NPAs $ 25,970 $ 28,542 $ 19,981 $ 14,464 $ 10,976 $ 10,389 Originated past due loans $ 9,549 $ 16,541 $ 12,070 $ 9,071 $ 6,215 $ 7,864 Acquired past due loans 22,493 13,098 8,335 6,146 3,683 5,569 Total past due loans $ 32,042 $ 29,639 $ 20,405 $ 15,217 $ 9,898 $ 13,433 Average assets $ 2,160,942 $ 2,198,483 $ 2,491,612 $ 2,765,878 $ 3,178,862 $ 3,262,820 Less: average PPP loans — — 169,665 169,149 15,691 5,997 Average assets excluding PPP loans $ 2,160,942 $ 2,198,483 $ 2,321,947 $ 2,596,729 $ 3,163,171 $ 3,256,823 Appendix (non-GAAP reconciliation) | 26 (dollars in thousands)

2018 2019 2020 2021 2022 2023 Reported noninterest income $ 13,447 $ 14,415 $ 14,305 $ 16,271 $ 13,885 $ 14,636 Less: BOLI benefit — 1,194 — 1,717 — — Less: gain (loss) on sale of securities — — — — — (249) Less: gain (loss) on sale of assets — (347) — (504) 26 (27) Non-GAAP noninterest income $ 13,447 $ 13,568 $ 14,305 $ 15,058 $ 13,859 $ 14,912 Reported noninterest expense $ 63,225 $ 63,605 $ 62,981 $ 66,982 $ 81,909 $ 82,841 Less: lease termination — 291 — — — — Less: severance pay — 287 — — — — Less: one-time foreclosed asset recovery — — — — — 739 Less: merger-related expenses 2,010 — — 299 1,971 — Non-GAAP noninterest expense $ 61,215 $ 63,027 $ 62,981 $ 66,683 $ 79,938 $ 82,102 Reported net income $ 31,590 $ 27,932 $ 24,765 $ 48,621 $ 34,072 $ 40,240 Less: PPP loan income — — 5,895 13,208 1,359 95 Less: Write of FDIC loss share receivable — (680) — — — — Less: BOLI benefit — 1,194 — 1,717 — — Less: gain (loss) on sale of assets — (347) — (504) 26 (27) Less: gain (loss) on sale of securities — — — — — (249) Less: loan discount accretion 5,805 3,503 4,097 2,361 2,933 2,532 Add: provision (reversal) for loan losses 3,943 3,014 12,728 (10,161) 7,489 2,341 Add: provision for credit losses on unfunded commitments — — — 390 278 501 Add: CDI amortization 1,845 1,583 1,360 1,163 1,602 1,601 Add: lease termination — 291 — — — — Add: severance pay — 287 — — — — Add: one-time foreclosed asset recovery — — — — — (739) Add: merger-related expenses 2,010 — — 299 1,971 — Non-core items, net of taxes 1,575 1,189 3,236 (19,822) 5,547 1,069 Core pre-provision net income (1) $ 33,165 $ 29,121 $ 28,001 $ 28,799 $ 39,619 $ 41,309 (1) Core pre-provision net income - removes the impact of one time items, PPP income, provision for credit losses, loan discount accretion and CDI. Appendix (non-GAAP reconciliation) | 27 (dollars in thousands)

2018 2019 2020 2021 1Q2022 2022 1Q2023 2Q2023 3Q2023 4Q2023 Total shareholders' equity $ 304,040 $ 316,329 $ 321,842 $ 351,903 $ 337,504 $ 329,954 $ 345,100 $ 346,117 $ 345,332 $ 367,444 Less: intangible assets 66,055 64,472 63,112 61,949 87,569 87,973 87,527 87,138 86,749 86,372 Non-GAAP tangible shareholders' equity $ 237,985 $ 251,857 $ 258,730 $ 289,954 $ 249,935 $ 241,981 $ 257,573 $ 258,979 $ 258,583 $ 281,072 Less: AOCI (2,206) 692 5,274 744 (13,465) (39,307) (33,774) (37,833) (45,760) (31,382) Non-GAAP tangible shareholders' equity AOCI adjusted $ 240,191 $ 251,165 $ 253,456 $ 289,210 $ 263,400 $ 281,288 $ 291,347 $ 296,812 $ 304,343 $ 312,454 Shares Outstanding 9,459,050 9,252,418 8,740,104 8,526,907 8,453,014 8,286,084 8,284,130 8,197,859 8,163,655 8,158,281 Book value per share $ 32.14 $ 34.19 $ 36.82 $ 41.27 $ 39.93 $ 39.82 $ 41.66 $ 42.22 $ 42.30 $ 45.04 Less: intangible assets 6.98 6.97 7.22 7.27 10.36 10.62 10.57 10.63 10.63 10.59 Non-GAAP tangible book value per share $ 25.16 $ 27.22 $ 29.60 $ 34.00 $ 29.57 $ 29.20 $ 31.09 $ 31.59 $ 31.67 $ 34.45 Less: AOCI (0.23) 0.07 0.60 0.08 (1.59) (4.75) (4.08) (4.62) (5.61) (3.85) Non-GAAP tangible book value per share AOCI adjusted $ 25.39 $ 27.15 $ 29.00 $ 33.92 $ 31.16 $ 33.95 $ 35.17 $ 36.21 $ 37.28 $ 38.30 Appendix (non-GAAP reconciliation) | 28 (dollars in thousands except for per share data) )